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                  IRREVOCABLE PROXY AND VOTING AGREEMENT


  This IRREVOCABLE PROXY and VOTING AGREEMENT (this "Proxy") is executed as of April 15, 1996, by VISTA TECHNOLOGIES INC., a Nevada corporation (the "Vista Stockholder"), in favor of GHASSAN BARAZI ("BARAZI") and DR. FOUAD TAYFOUR ("DR. TAYFOUR"), with reference to 200,000 shares of 5% Series B Cumulative Convertible Preferred stock in VISTA LASER CENTERS OF MICHIGAN, INC., a Nevada corporation (the "Corporation"), currently owned of record and beneficially by the Vista Stockholder (all of such shares being herein called the "Voting Shares"). Any other voting capital stock of the Corporation hereafter received by the Vista Stockholder as a result of the conversion of such shares into common stock of the Corporation or as a result of stock dividends or other distributions with respect to the Voting Shares shall be subject to this Proxy and included within the definition of Voting Shares for the purposes hereof.

  This Proxy has been executed in consideration of the employment of BARAZI as the President and Chief Executive Officer of the Corporation and shall therefore be considered an instrument coupled with an interest for purposes of applicable law for the initial five-year term of such employment following the effective date of a registration statement for a successful initial public offering of securities by the Corporation.

  WHEREAS, the parties hereto believe it to be essential to their respective interests and to the interests of the Corporation to assure continuity of the policies and management of the Corporation by having the Voting Shares of the Corporation subject to this Proxy and voted and dealt with as herein provided for the period of time specified herein;

  NOW, THEREFORE, and in consideration of the premises and of the covenants and agreements herein contained, it is mutually agreed as follows:

  Section 1.  Grant of Proxy.   The undersigned Voting Stockholder of the
Corporation, acting in consideration of BARAZI's agreement to be elected as the President and Chief Executive Officer of the Corporation, HEREBY APPOINTS GHASSAN BARAZI as the true and lawful attorney-in-fact, agent and proxy of the undersigned Voting Stockholder, with full power of substitution, to vote all shares of the Corporation's 5% Series B Cumulative Convertible Preferred stock and other securities included within the Voting Shares, which the undersigned Voting Stockholder may be entitled to vote, at any meeting of stockholders of the Corporation or otherwise, and at any adjournment thereof, with all powers which the undersigned Voting Stockholder would possess if personally present, including the right to vote, give consents and execute waivers in respect to all matters, whether or not in the ordinary course of business of the Corporation. The proxy granted by this Section 1 shall be personal to BARAZI and may not be assigned or transferred by him to any other party.

  Section 2.  Irrevocable Nature and Term of this Proxy.   This proxy,
having been granted in consideration of the employment of BARAZI described above, shall be deemed a proxy coupled with an interest and shall be irrevo-cable until five years after the effective date of a registration statement under the Securities Act of 1933 relating to a successful initial public offering of securities by the Corporation. Notwithstanding the foregoing, however, this proxy shall remain in effect only so long as BARAZI remains employed by the Company and shall expire in any event after the initial five year term of his Executive Employment Agreement with the Corporation and automatically upon any earlier termination of his employment as the Corporation's President and Chief Executive Officer.





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  Section 3.  Additional Voting Agreements.

  (a) In addition to the proxy granted in Section 1 above, the Vista Stockholder and BARAZI covenant and agree to cause all of the Voting Shares to be voted in favor of the election of three nominees of DR. TAYFOUR to the Corporation's Board of Directors and to cause the Voting Shares to be voted in favor of a Board of Directors that does not exceed six (6) in number for a term of five years after the effective date of a registration statement under the Securities Act of 1933 relating to a successful initial public offering of securities by the Corporation. The parties covenant and agree that so long as BARAZI remains employed as the Corporation's Chief Executive Officer, one of DR. TAYFOUR's nominees to the Corporation's Board of Directors shall be BARAZI. Nothing herein shall be deemed to prevent the Corporation's Board of Directors from terminating the employment of BARAZI as the Corporation's Chief Executive Officer is a manner consistent with law and the terms of his Executive Employment Agreement. In the event the proxy granted under the provisions of Section 1 hereof shall expire by reason of the termination of BARAZI's employment as the Corporation's Chief Executive Officer prior to the end of the initial five-year term of his Executive Employment Agreement, it is understood and agreed for the unexpired balance of such five-year term that the Vista Stockholder shall cause all of the Voting Shares to be voted in favor of the election of three nominees of DR. TAYFOUR to the Company's Board of Directors except that none of such nominees will be BARAZI.

  (b)   Except with the written consent of DR. TAYFOUR, the Vista
Stockholder will not take any action during the five-year term of the voting agreement with DR. TAYFOUR herein to cause more than a total of six (6) directors to be elected to the Corporation's Board of Directors.

  Section 4. Ownership of, and Restrictions Upon, Proxy Shares. The undersigned Vista Stockholder hereby represents and warrants that (a) the undersigned Vista Stockholder owns of record and beneficially 200,000 shares of the Corporation's voting 5% Series B Cumulative Convertible Preferred stock; and (b) the undersigned Vista Stockholder has not granted, and for the term hereof will not grant, any proxy or other voting interest with respect to such shares to any other third party. Nothing herein shall be construed to prohibit the sale, assignment or other disposition of all, or any portion from time to time, of the Voting Shares by the Vista Stockholder to an unaffiliated third party in a bona fide sale transaction free and clear of the provisions of this Proxy.

  Section 5.  Legend.   The undersigned Vista Stockholder agrees to cause
the certificates evidencing the Voting Shares to be imprinted with a legend referring to the proxy and voting agreement imposed by this Proxy agreement and to furnish evidence thereof to BARAZI and DR. TAYFOUR.

  Section 6.  Filing of Proxy.   The undersigned Vista Stockholder
authorizes and directs BARAZI and DR. TAYFOUR to file this Irrevocable Proxy and Voting Agreement with the Secretary of the Corporation.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

"Vista Stockholder":                  VISTA TECHNOLOGIES INC.


                                     By:  /s/  Thomas A. Schultz
                                        --------------------------------
                                        Thomas A. Schultz, President









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ACCEPTED AND APPROVED:

/s/  Ghassan Barazi
- ---------------------------
 GHASSAN BARAZI

/s/  Fouad Tayfour
- ---------------------------
DR. FOUAD TAYFOUR


THE UNDERSIGNED CORPORATION HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE ABOVE IRREVOCABLE PROXY AND VOTING AGREEMENT

"Corporation":                       VISTA LASER CENTERS OF MICHIGAN, INC.


                                     By: /s/  Ghassan Barazi
                                        ------------------------------
                                        Ghassan Barazi, President

LEGEND TO BE IMPRINTED ON THE VOTING SHARE CERTIFICATES AND ANY REISSUANCE(S) OR CONVERSION THEREOF INTO COMMON STOCK AND STOCK DIVIDENDS OR OTHER VOTING SECURITIES DISTRIBUTED WITH RESPECT THERETO:

  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN IRREVOCABLE PROXY AND VOTING AGREEMENT EXECUTED BY THE REGISTERED HOLDER OF THIS CERTIFICATE IN FAVOR OF GHASSAN BARAZI AND DR. FOUAD TAYFOUR. A COPY MAY BE OBTAINED FROM THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICE IN WINDSOR, ONTARIO.